UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2008

Interfac Mining Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-146639	98-0577861
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

Hartz Road, Clavet, Saskatchewan, Canada S0K 0Y0
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (306)931-9908

3780 West Broadway, Vancouver, B.C., Canada V1Y 8R4
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ _ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[ _ ]  Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[ _ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ _ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.01 - Changes in Control of Registrant

On September 10, 2008, our president, Shawn Edward Stecklar, purchased a total of 3,500,000 shares of our restricted common stock from Tannisah Kruse, previously our President and sole director. The number of shares that Mr. Stecklar purchased in total represents approximately %60.9 of our issued and outstanding common stock. In connection with the share purchases Mr. Stecklar paid $3,500 to Tannisah Kruse.  These amounts were paid from Mr. Stecklar’s personal funds.  There are no arrangements or understandings among Mr. Stecklar and Ms. Kruse and their associates with respect to the election of directors or other matters.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 10, 2008, we have appointed Shawn Edward Stecklar to act as our President, Secretary, Treasurer and sole Director.  Mr. Stecklar replaces Ms. Tannisah Kruse in the officer positions, and as our sole Director, Ms. Kruse having resigned said positions on the same date and immediately following said appointments.

There is no material plan, contract, or arrangement, to which Mr. Stecklar or Ms. Kruse is a party in connection with the aforementioned resignation and appointments.

Section 8 - Other Events

Item 8.01 Other Events.

Effective immediately, the head office of the Registrant has been moved to:

Hartz Road, Clavet, Saskatchewan, Canada   S0K 0Y0
Tel:  306.931.9908
Fax:  306.931.9908

In accordance with the requirements of Form 8-K, we provide the following information that would be required if we were filing a general form for registration of securities on Form 10:

DESCRIPTION OF BUSINESS

On March 9, 2007, we entered into an agreement with Ms. Phyllis Byrne of Vernon, BC, whereby she agreed to sell to us one mineral claim located approximately 100 kilometers southwest of Williams Lake, British Columbia in an area having the potential to contain gold mineralization or deposits. In order to acquire a 100% interest in this claim, we paid $7,000 to Ms. Byrne.

However, we were unable to keep the mineral claim in good standing due to lack of funding and our interest in it has lapsed.

We are reviewing other potential acquisitions in the resource and non-resource sectors.  While we are in the process of completing due diligence reviews of several opportunities, there is no guarantee that we will be able to reach any agreement to acquire such assets.

Our plan of operation is to review other potential acquisitions in the resource and non-resource sectors. Currently, we are in the process of completing due diligence reviews of several business opportunities. We expect that these reviews could cost us a total of $15,000 in the next 12 months.

Employees

We have no employees as of the date of this current report other than our two directors.

Research and Development Expenditures

We have not incurred any other research or development expenditures since our incorporation.

Subsidiaries

We do not have any subsidiaries.

Patents and Trademarks

We do not own, either legally or beneficially, any patents or trademarks.

Risk Factors

An investment in our common stock involves a high degree of risk.  You should carefully consider the risks described below and the other information in this current report before investing in our common stock. If any of the following risks occur, our business, operating results and financial condition could be seriously harmed. The trading price of our common stock could decline due to any of these risks, and you may lose all or part of your investment.

If we do not obtain additional financing, our business will fail.

Our current operating funds are less than necessary to complete any acquisition of a business interest and fund its future development.  As of May 31, we had cash on hand of only $56.  We currently do not have any operations and we have no income.  We will require additional funds to review, acquire and develop business assets.  We do not currently have any arrangements for financing and we can provide no assurance to investors that we will be able to find such financing if required.

Because we do not have any business operations, we face a high risk of business failure.

We were incorporated on June 15, 2006 and have been involved in the acquisition and exploration of mineral exploration properties. We were unsuccessful in this initial business plan and are now seeking to acquire an interest in alternative assets. We may not be able to identify and acquire any interest in suitable business assets.

There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we can provide investors with no assurance that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will fail.

Because our continuation as a going concern is in doubt, we will be forced to cease business operations unless we can generate profit in the future.

The report of our independent accountant to our audited financial statements for the period ended May 31, 2008 indicates that there are a number of factors that raise substantial doubt about our ability to continue as a going concern.  Such factors identified in the report are that we have no source of revenue and our dependence upon obtaining adequate financing. If we are not able to continue as a going concern, it is likely investors will lose all of their investment.

Because our sole director owns 60.87% of our outstanding common stock, he could make and control corporate decisions that may be disadvantageous to other minority shareholders.

Our director owns approximately 60.87% of the outstanding shares of our common stock.  Accordingly, he will have a significant influence in determining the outcome of all corporate transactions or other matters, including mergers, consolidations, and the sale of all or substantially all of our assets.  He will also have the power to prevent or cause a change in control. The interests of our director may differ from the interests of the other stockholders and thus result in corporate decisions that are disadvantageous to other shareholders.

Because our president has other business interests, he may not be able or willing to devote a sufficient amount of time to our business operations, causing our business to fail.

Our president, Mr. Shawn Edward Stecklar, intends to devote approximately 20% of his business time, providing his services to us.  While Mr. Stecklar presently possesses adequate time to attend to our interests, it is possible that the demands on Mr. Stecklar from his other obligations could increase with the result that he would no longer be able to devote sufficient time to the management of our business.

A purchaser is purchasing penny stock, which limits his or her ability to sell the stock.

Our shares of common stock constitute penny stock under the Exchange Act.  The shares will remain penny stock for the foreseeable future. The classification of penny stock makes it more difficult for a broker-dealer to sell the stock into a secondary market, thus limiting investment liquidity. Any broker-dealer engaged by the purchaser for the purpose of selling his or her shares in our company will be subject to rules 15g-1 through 15g-10 of the Exchange Act.  Rather than creating a need to comply with those rules, some broker-dealers will refuse to attempt to sell penny stock.

Forward-Looking Statements

This current report contains forward-looking statements that involve risks and uncertainties.  We use words such as anticipate, believe, plan, expect, future, intend and similar expressions to identify such forward-looking statements.  You should not place too much reliance on these forward-looking statements.  Our actual results are most likely to differ materially from those anticipated in these forward-looking statements for many reasons, including the risks faced by us described in the “Risk Factors” section and elsewhere in this current report.

FINANCIAL INFORMATION

Results Of Operations For The Fiscal Year Ended May 31, 2008

We did not earn any revenues during the fiscal year ended May 31, 2008. We do not expect to earn any revenue from operations until we have either commenced mining operations on a resource property, or operations on a non-resource property, both of which expectations are doubtful.

We incurred operating expenses in the amount of $23,632 in the fiscal year ended May 31, 2008 as compared to expenses of $13,747 in fiscal 2007.  These operating expenses were comprised of general and administrative expenses of $23,632. At May 31, 2008, our assets consisted of $56 in cash.  At the same date, our liabilities consisted of accounting payable and accrued liabilities amounting to $7,135 and loan from related party amounting to $5,500.

We have not attained profitable operations and are dependent upon obtaining financing to pursue further activities.  For these reasons our auditors believe that there is substantial doubt that we will be able to continue as a going concern.

DESCRIPTION OF PROPERTY

We do not own or lease any property.

SECURITY  OWNERSHIP  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding common stock as of the date of this annual report, and by the officer and director, individually and as a group.  Except as otherwise indicated, all shares are owned directly.

Title of Class	Name and address of beneficial owner	Amount of beneficial ownership	Percent of class
Common stock	Shawn Edward Stecklar Box 314 Clavet, Saskatchewan S0K 0Y0	3,500,000	60.87%
Common stock	All officers and directors as a group consisting of one person	3,500,000	60.87%

The percent of class is based on 5,620,000 shares of common stock issued and outstanding as of the date of this annual report.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Our executive officers and directors and their respective ages as of the date of this current report are as follows:

Directors:

Name of Director	Age
Shawn Edward Stecklar	37

Executive Officer:

Name of Officer	Age	Office
Shawn Edward Stecklar	37	President, Chief Executive Officer, Secretary and Treasurer

Set forth below is a brief description of the background and business experience of our executive officer and director for the past five years:

Mr. Shawn Edward Stecklar has acted as our president, chief executive officer, secretary and treasurer since his appointment on September 10, 2008. From 1996 until January, 2008 Mr. Stecklar was employed as a field technician responsible for equipment maintenance with Western Canada Lotteries, a company involved in running and managing lotteries in western Canada. Since February, 2008 he has been employed as a freight broker for Silver Pacific Investments International Ltd., a freight brokerage firm.

Mr. Stecklar currently devotes about 20% of his business time per week to our affairs.

All directors are elected annually by our shareholders and hold office until the next Annual General Meeting. Each officer holds office at the pleasure of the board of directors.  No director or officer has any family relationship with any other director or officer.

EXECUTIVE COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to our executive officers by any person for all services rendered in all capacities to us for the fiscal years ended May 31, 2008 and May 31, 2007

Annual Compensation

Name	Title	Year	Salary	Bonus	Other Comp.	Restricted Stock Awarded	Options (#)	LTIP SARs ($)	Other Payouts	Comp
Tannisah Kruse	President	2008	$0	$0	0	0	0	0	0
		2007	$0	$0	0	0	0	0	0

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of our directors or officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to all of our outstanding shares, nor any promoter, nor any relative or spouse of any of the foregoing persons has any material interest, direct or indirect, in any transaction since our incorporation or in any presently proposed transaction which, in either case, has or will materially affect us.

LEGAL PROCEEDINGS

There are no legal proceedings pending or threatened against us.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our shares of common stock are quoted for trading on the OTC Bulletin Board under the symbol IFAC.  However, no trades of our shares of common stock have occurred through the facilities of the OTC Bulletin Board to the date of this current report.

We had 28 shareholders of record as at the date of this current report.

Dividends

There are no restrictions in our articles of incorporation or bylaws that prevent us from declaring dividends.  The Nevada Revised Statutes, however, do prohibit us from declaring dividends where, after giving effect to the distribution of the dividend:

1.	we would not be able to pay our debts as they become due in the usual course of business; or

2.
our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.

We have not declared any dividends, and we do not plan to declare any dividends in the foreseeable future.

RECENT SALES OF UNREGISTERED SECURITIES

We completed an offering of 3,500,000 shares of our common stock at a price of $0.001 per share on July 28, 2006 to Tannisah Kruse, our previous President, Chief Executive Officer, Secretary and Treasurer. The total amount received from this offering was $3,500.

These shares were issued pursuant to Regulation S of the Securities Act. Appropriate legends were affixed to the stock certificates representing these shares.

We completed an offering of 800,000 shares of our common stock at a price of $0.001 per share to a total of 4 purchasers on August 12, 2006.  The total amount received from this offering was $800.00.  We completed this offering pursuant to Regulation S of the Securities Act.  The purchasers were as follows:

Name of Shareholder	Number of Shares
Irena Sakic	200,000
Koah Kruse	200,000
Jasmine Tompkins	200,000
David Tam	200,000

We completed an offering of 1,300,000 shares of our common stock at a price of $0.01 per share to a total of 13 purchasers on September 18, 2006.  The total amount received from this offering was $13,000.  We completed this offering pursuant to Regulation S of the Securities Act.  The purchasers were as follows:

Name of Shareholder	Number of Shares
Jennifer Lowe	100,000
Louisa Rees	100,000
Scott Hiebert	100,000
Jennifer Duda	100,000
Christina Kiesel	100,000
Mallory Legge	100,000
Daniel Schwartz	100,000
Jared Valentine	100,000
Lee Reynolds	100,000
Kevin R. Chase	100,000
David Clifton	100,000
Janice Pollock	100,000
Louise Murphy	100,000

We completed an offering of 150,000 shares of our common stock at a price of $0.05 per share to a total of 10 purchasers on December 6, 2006.  The total amount received from this offering was $7,500.  We completed this offering pursuant to Regulation S of the Securities Act.  The purchasers were as follows:

Name of Shareholder	Number of Shares
Steven Lammers	15,000
Simone Bainbridge	15,000
Kevin Mizuno	15,000
Andrew Tai	15,000
Cleo Schroeder	15,000
Jeremy Nickolet	15,000
Joy Clifton	15,000
Shanna Nickolet	15,000
Daniel Jaorski	15,000
Sarah Nickolet	15,000

Regulation S Compliance

Each offer or sale was made in an offshore transaction;

Neither we, a distributor, any respective affiliates, nor any person on behalf of any of the foregoing made any directed selling efforts in the United States;

Offering restrictions were, and are, implemented;

No offer or sale was made to a U.S. person or for the account or benefit of a U.S. person;

Each purchaser of the securities certifies that it was not a U.S. person and was not acquiring the securities for the account or benefit of any U.S. person;

Each purchaser of the securities agreed to resell such securities only in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration; and agreed not to engage in hedging transactions with regard to such securities unless in compliance with the Act;

The securities contain a legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration; and that hedging transactions involving those securities may not be conducted unless in compliance with the Act; and

We are required, either by contract or a provision in its bylaws, articles, charter or comparable document, to refuse to register any transfer of the securities not made in accordance with the provisions of Regulation S pursuant to registration under the Act, or pursuant to an available exemption from registration; provided, however, that if any law of any Canadian province prevents us from refusing to register securities transfers, other reasonable procedures, such as a legend described in paragraph (b)(3)(iii)(B)(3) of Regulation S have been implemented to prevent any transfer of the securities not made in accordance with the provisions of Regulation S.

Indemnification Of Directors And Officers

Our officers and directors are indemnified as provided by the Nevada Revised Statutes and our bylaws.

Under the NRS, director immunity from liability to a company or its shareholders for monetary liabilities applies automatically unless it is specifically limited by a company's articles of incorporation that is not the case with our articles of incorporation. Excepted from that immunity are:

(1)	a willful failure to deal fairly with the company or its shareholders in connection with a matter in which the director has a material conflict of interest;

(2)	a violation of criminal law (unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful);

(3)	a transaction from which the director derived an improper personal profit; and

(4)           willful misconduct.

Our bylaws provide that we will indemnify our directors and officers to the fullest extent not prohibited by Nevada law; provided, however, that we may modify the extent of such indemnification by individual contracts with our directors and officers; and, provided, further, that we shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless:

(1)           such indemnification is expressly required to be made by law;

(2)           the proceeding was authorized by our Board of Directors;

(3)           such indemnification is provided by us, in our sole discretion, pursuant to the powers vested us under Nevada law; or

(4)           such indemnification is required to be made pursuant to the bylaws.

Our bylaws provide that we will advance all expenses incurred to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director or officer, or is or was serving at our request as a director or executive officer of another company, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request.  This advanced of expenses is to be made upon receipt of an undertaking by or on behalf of such person to repay said amounts should it be ultimately determined that the person was not entitled to be indemnified under our bylaws or otherwise.

Our bylaws also provide that no advance shall be made by us to any officer in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made: (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding; or (b) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision- making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to our best interests.

We have been advised that in the opinion of the Securities and Exchange Commission indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities is asserted by one of our directors, officers, or controlling persons in connection with the securities being registered, we will, unless in the opinion of our legal counsel the matter has been settled by controlling precedent, submit the question of whether such indemnification is against public policy to a court of appropriate jurisdiction.  We will then be governed by the court's decision.

FINANCIAL STATEMENTS

Index to Financial Statements:

1. Report of Independent Registered Public Accounting Firm;

2. Audited financial statements for the period ending May 31, 2008, including:

  a. Balance Sheets;

  b. Statements of Operations;

  c. Statements of Cash Flows;

  d. Statements of Stockholders’ Equity; and

  e. Notes to the Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Interfac Mining Inc.

I have audited the accompanying balance sheets of Interfac Mining Inc. (the Company), an exploration stage company, as of May 31, 2008 and 2007 and the related statements of operations, stockholders’ equity and cash flows for the year ended May 31, 2008, for the period June 15, 2006 (inception) to May 31, 2007, and for the period June 15, 2006 (inception) to May 31, 2008.  These financial statements are the responsibility of the Company’s management.  My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Interfac Mining Inc., an exploration stage company, as of May 31, 2008 and 2007 and the results of its operations and its cash flows for the year ended May 31, 2008, for the period June 15, 2006 (inception) to May 31, 2007, and for the period June 15, 2006 (inception) to May 31, 2008 in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements referred to above have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company’s present financial situation raises substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to this matter are also described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Michael T. Studer CPA P.C.

Freeport, New York
August 11, 2008

INTERFAC MINING INC.
(An Exploration Stage Company)
Balance Sheets

	May 31,	May 31,
	2008	2007

ASSETS
Current Assets
Cash	$56	$17,053
Total Current Assets	56	17,053
Other assets	-	-
Total Assets	$56	$17,053

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
Current Liabilities
Accounts payable and accrued liabilities	$7,135	$6,000
Loans from related party (non-interest bearing, due on demand)	5,500	-
Total current liabilities	12,635	6,000
Stockholders' Equity (Deficiency)
Common stock, $0.001 par value;
authorized 75,000,000 shares,
issued and outstanding 5,750,000 and 5,750,000 shares, respectively	5,750	5,750
Additional paid-in capital	19,050	19,050
Deficit accumulated during the exploration stage	(37,379)	(13,747)
Total stockholders' equity (deficiency)	(12,579)	11,053
Total Liabilities and Stockholders' Equity (Deficiency)	$56	$17,053

See notes to financial statements.

INTERFAC MINING INC.
(An Exploration Stage Company)
Statements of Operations

	Year ended May 31, 2008	Period June 15, 2006 (Inception) to May 31, 2007	Cumulative from June 15, 2006 (Inception) to May 31, 2008

Revenue	$-	$-	$-
Total Revenue	-	-	-

Cost and expenses
General and administrative	23,632	6,747	30,379
Impairment of mineral interest acquisition costs	-	7,000	7,000
Total Costs and Expenses	23,632	13,747	37,379
Net Loss	$(23,632)	$(13,747)	$(37,379)

Net Loss per share
Basic and diluted	$(0.00)	$(0.00)

Number of common shares used to compute net loss per share
Basic and Diluted	5,750,000	4,819,515

See notes to financial statements.

INTERFAC MINING INC.
(An Exploration Stage Company)
Statements of Stockholders' Equity (Deficiency)
For the period June 15, 2006 (Inception) to May 31, 2008

		Common Stock, $0.001 Par Value		Additional Paid-in Capital	Deficit Accumulated During the Exploration Stage	Total Stockholders' Equity
		Shares	Amount
Sales of Common stock;
-	July 28, 2006 at $0.001	3,500,000	$3,500	$-	$-	$3,500
-	August 12, 2006 at $0.001	800,000	800	-	-	800
-	August 30, 2006 at $0.01	1,000,000	1,000	9,000	-	10,000
-	September 18, 2006 at $0.01	300,000	300	2,700	-	3,000
-	November 30, 2006 at $0.05	150,000	150	7,350	-	7,500
	Net loss for the period June 15, 2006 (inception)
	to May 31, 2007	-	-	-	(13,747)	(13,747)
Balance, May 31, 2007		5,750,000	5,750	19,050	(13,747)	11,053
	Net loss for the year ended May 31, 2008	-	-	-	(23,632)	(23,632)
Balance, May 31, 2008		5,750,000	$5,750	$19,050	$(37,379)	$(12,579)

See notes to financial statements.

INTERFAC MINING INC.
(An Exploration Stage Company)
Statements of Cash Flows

	Year ended May 31, 2008	Period June 15, 2006 (Inception) to May 31, 2007	Cumulative from June 15, 2006 (Inception) to May 31, 2008

Cash Flows from Operating Activities
Net loss	$(23,632)	$(13,747)	$(37,379)
Adjustments to reconcile net loss to net cash
provided by (used for) operating activities:
Impairment of mineral interest acquisition costs	-	7,000	7,000
Changes in operating assets and liabilities
Accounts payable and accrued liabilities	1,135	6,000	7,135
Net cash provided by (used for) operating activities	(22,497)	(747)	(23,244)

Cash Flows from Investing Activities
Acquisition of mineral interest	-	(7,000)	(7,000)
Net cash provided by (used for) investing activities	-	(7,000)	(7,000)

Cash Flows from Financing Activities
Proceeds from sales of common stock	-	24,800	24,800
Loans from related party	5,500	-	5,500
Net cash provided by (used for) financing activities	5,500	24,800	30,300

Increase (decrease) in cash	(16,997)	17,053	56
Cash, beginning of period	17,053	-	-

Cash, end of period	$56	$17,053	$56

Supplemental Disclosures of Cash Flow Information:
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-

See notes to financial statements.

INTERFAC MINING INC.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
May 31, 2008

1.  ORGANIZATION AND BUSINESS OPERATIONS

Interfac Mining Inc. (the “Company”) was incorporated in the State of Nevada on June 15, 2006. On March 9, 2007, the Company acquired a 100% interest in the Zubiak mineral claim located in the Clinton Mining Division, British Columbia, Canada. On March 3, 2008, the claim was forfeited due to nonpayment of renewal fees. The Company is presently considering whether to stake another mineral claim or to search for other business opportunities, but has not reached a decision yet.

These financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. The Company has incurred losses since inception resulting in an accumulated deficit of $37,379 as at May 31, 2008 and further losses are anticipated in the development of its business, raising substantial doubt about the Company’s ability to continue as a going concern. The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management intends to finance operating costs over the next twelve months with existing cash on hand and loans from directors and/or private placements of common stock. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a)             Basis of Presentation

These financial statements are presented in accordance with accounting principles generally accepted in the United States and are expressed in U.S. dollars.

b)             Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

c)             Earnings per Share

The Company computes net loss per share in accordance with SFAS No. 128, “Earnings per Share”, which requires presentation of both basic and diluted earnings per share on the face of the statement of operations. Basic net loss per share is computed by dividing net loss available to common shareholders by the weighted average number of outstanding common shares during the period. Diluted net loss per share gives effect to all dilutive potential common shares outstanding during the period. Diluted net loss per share excludes all potential common shares if their effect is anti-dilutive.

The Company has no potential dilutive instruments and accordingly basic net loss and diluted net loss per share are equal.

d)             Cash and Cash Equivalents

The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents.

INTERFAC MINING INC.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
May 31, 2008

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

e)             Mineral Interest Costs

Mineral interest acquisition costs are capitalized and reviewed periodically for impairment. Exploration and development costs are expensed until the establishment of proven and probable reserves. If and when proven and probable reserves are established and production is determined to be probable, subsequent exploration and development costs will be capitalized and depleted using the units-of-production method over the estimated proven and probable reserves. If mineral properties are subsequently abandoned or impaired, any capitalized costs will be charged to operations.

f)             Asset Retirement Obligations

The Company has adopted the provisions of SFAS No. 143, “Accounting for Asset Retirement Obligations”, which establishes standards for the initial measurement and subsequent accounting for obligations associated with the sale, abandonment, or other disposal of long-lived tangible assets arising from the acquisition, construction or development and for normal operations of such assets. As at May 31, 2008, the Company does not believe its asset retirement obligations are material.

g)             Fair Value of Financial Instruments

The fair values of financial instruments, which consist of cash and accounts payable and accrued liabilities, approximate their carrying values due to the immediate or short-term maturity of these financial instruments. The Company’s operations are in Canada which results in exposure to market risks from changes in foreign currency rates. Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk.

h)             Income Taxes

The Company follows the liability method of accounting for income taxes. Under this method, deferred income tax assets and liabilities are recognized for the estimated tax consequences attributable to differences between the financial statement carrying values and their respective income tax bases (temporary differences). The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

At May 31, 2008, a full deferred tax asset valuation allowance has been provided and no deferred tax asset has been recorded.

i)              Foreign Currency Translation

The Company’s functional and reporting currency is the United States dollar. Monetary assets and liabilities denominated in foreign currencies are translated in accordance with SFAS No. 52 “Foreign Currency Translation”, using the exchange rate prevailing at the balance sheet date. Gains and losses resulting from translation or settlement of foreign currency denominated transactions or balances are included in the determination of income. Foreign currency transactions are primarily undertaken in Canadian dollars.

INTERFAC MINING INC.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
May 31, 2008

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

j)             Stock-Based Compensation

The Company will account for any stock-based compensation in accordance with SFAS No. 123R, “Share-Based Payment”, for employees and in accordance with SFAS No. 123, “Accounting for Stock-Based Compensation”, for nonemployees. Through May 31, 2008, the Company has not granted any stock options or engaged in any other stock-based compensation.

k)             Recently Issued Accounting Pronouncements

Certain accounting pronouncements have been issued by the FASB and other standard setting organizations which are not yet effective and have not yet been adopted by the Company. The impact on the Company’s financial position and results of operations from adoption of these pronouncements is not expected to be material.

3.  MINERAL INTEREST

On March 9, 2007, the Company acquired a 100% interest in one mineral claim located in the northwest of Clinton Mining Division, British Columbia for total consideration of $7,000.

After a review of all relevant data relating to the mineral interest at May 31, 2007, the Company decided to record an impairment charge of $7,000 and reduced the carrying amount of the mineral interest acquisition costs to $0.

On March 3, 2008, the claim was forfeited due to nonpayment of renewal fees.

4.  COMMON STOCK

The Company is authorized to issue 75,000,000 shares of common stock with a par value of $0.001 per share and no other class of shares is authorized.

On July 28, 2006, the Company sold 3,500,000 shares of common stock at a price of $0.001 per share for cash proceeds of $3,500.

On August 12, 2006, the Company sold 800,000 shares of common stock at a price of $0.001 per share for cash proceeds of $800.

On August 30, 2006, the Company sold 1,000,000 shares of common stock at a price of $0.01 per share for cash proceeds of $10,000.

On September 18, 2006, the Company sold 300,000 shares of common stock at a price of $0.01 per share for cash proceeds of $3,000.

On November 30, 2006, the Company sold 150,000 shares of common stock at a price of $0.05 per share for cash proceeds of $7,500.

At May 31, 2008, no stock options, warrants, or other potentially dilutive securities were outstanding.

INTERFAC MINING INC.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
May 31, 2008

5.  INCOME TAXES

The provision for income taxes (benefit) differs from the amount computed by applying the statutory United States federal income tax rate of 35% to income (loss) before income taxes. The sources of the difference follow:

	Year ended May 31, 2008	Period June 15, 2006 (Inception) to May 31, 2007

Expected tax at 35%	$(8,271)	$(4,811)
Increase in valuation allowance	$8,271	4,811

Income tax provision	$-	$-

Significant components of the Company’s deferred income tax assets are as follows:

	May 31,	May 31,
	2008	2007

Net operating loss carryforword	$13,083	$4,811
Valuation allowance	(13,083)	(4,811)

Net deferred tax assets	$-	$-

Based on management’s present assessment, the Company has not yet determined it to be more likely than not that the deferred tax asset of $13,083 at May 31, 2008 attributable to the future utilization of the net operating loss carryforward of $37,379 will be realized. Accordingly, the Company has provided a 100% allowance against the deferred tax asset in the financial statements. The Company will continue to review this valuation allowance and make adjustments as appropriate. The net operating loss carryforward expires $13,747 in 2027 and $23,632 in 2028.

Current United States income tax laws limit the amount of loss available to offset against future taxable income when a substantial change in ownership occurs.  Therefore, the amount available to offset future taxable income may be limited.

6.  REGISTRATION STATEMENT

On October 11, 2007, the Company filed a Registration Statement on Form SB-2 with the United States Securities and Exchange Commission (“SEC”) to register 2,250,000 shares of common stock for resale by existing stockholders of the Company at $0.05 per share until the shares are quoted on the OTC Bulletin Board, and thereafter at prevailing market prices. On January 14, 2008, the Registration Statement was declared effective by the SEC. The Company will not receive any proceeds from the resale of shares of common stock by the shareholders.

Changes In And Disagreements With Accountants

We have had no changes in or disagreements with our accountants.

EXHIBITS AND REPORTS

Exhibits

3.1*	Articles of Incorporation
3.2*	Bylaws
5.1*	Legal opinion

 *  filed as an exhibit to our registration statement on Form SB-2 dated October 11, 2007

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 10, 2008	Interfac Mining Inc.

By: /s/ Shawn Edward Stecklar

Shawn Edward Stecklar, President